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                                                             Rule 497(e)
                                                             File No. 33-89506


                        BERTHEL GROWTH & INCOME TRUST I
                           a Delaware business Trust


                       SUPPLEMENT DATED OCTOBER 1, 1996
                       TO PROSPECTUS DATED JUNE 21, 1995


The first sentence following ESTABLISHMENT OF A SMALL BUSINESS INVESTMENT COMPANY on page 42 of the Prospectus dated June 21, 1995 is deleted. The following paragraph is inserted, in lieu thereof:

     The Trust Advisor intends to recommend to the Independent Trustees that the Trust establish an SBIC. It is probable that, with the approval of the Independent Trustees, a newly formed entity wholly-owned by the Trust within the meaning of Section 2(a)(43) of the Investment Company
     Act of 1940 will apply to the SBA for a license to operate as an SBIC. Investments made by the Trust following the filing of the application for an SBIC license are eligible to be assigned to the SBIC, and the Trust anticipates that a portion of any investments made after the filing of the application will be transferred to its SBIC affiliate if the SBIC obtains a license from the SBA. If an SBIC affiliate is formed and licensed, the Trust anticipates that it will be required to invest at least $3,000,000 in the SBIC. However, the Trust anticipates that it will be required to invest at least $5,000,000 in the SBIC before the SBIC will be allowed to leverage its contributed capital. While the Trust presently has in excess of $3,000,000 in available funds, the Trust currently does not have $5,000,000 in available funds to make this investment. To make an investment in this amount, the Trust will be required to sell additional Shares. The balance of the Trust's assets will continue to be invested directly through the Trust.

The following paragraph is inserted following the partial paragraph at the top of page 2 of Cumulative Supplement No. 2 dated June 14, 1996 to Prospectus dated June 21, 1995:

     As of September 30, 1996, VisionComm is performing ahead of projections. It has installed more pay phones than projected, and has acquired or contracted for a greater number of private cable operations than originally projected. Moreover, VisionComm has expended $900,000 less in capital than originally projected.

The following paragraph is inserted following the first full paragraph on page 2 of Cumulative Supplement No. 2 dated June 14, 1996 to Prospectus dated June 21, 1995:

     On September 26, 1996, the Trust served a Notice of Default and a Notice of Rescission on SRS. The Notice of Default apprised SRS that it was in default in its obligations pursuant to the Debenture, for failing to make a required interest payment due August 31, 1996. The Notice of Rescission advised SRS that the Trust was rescinding its purchase of the Debenture based on violations of the Iowa Uniform Securities Act. The Trust presently believes that SRS is insolvent, and will be


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     unable to continue making payments pursuant to the Debenture, or to refund the amount of the Debenture. The Trust has commenced litigation against SRS, the President and CEO of SRS, and others associated with SRS, or involved in the investment of the Trust in SRS, to attempt to recover the amount of the Debenture, and other damages sustained by the Trust. Given the available assets of SRS, there is a low likelihood of recovery from SRS. The available assets of the other defendants are unknown. As of September 30, 1996, the Trust continued to engage in negotiations with SRS, and explore other alternatives to restructure the Debenture, or provide for its repayment. However, there can be no guarantee that these efforts will continue or ultimately succeed.







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